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PROSPECTUS SUPPLEMENT DATED JUNE 20, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C and Institutional Class shares of the Fund listed below:

AIM HIGH INCOME MUNICIPAL FUND

Since August 5, 2005, the fund has limited the sale of its shares to new investors due to the advisor's belief that the types of municipal securities that meet the fund's investment criteria are sometimes in limited supply. After its last closing on September 21, 2007, the fund re-opened to all investors on March 3, 2008 and was scheduled to close again on June 30, 2008. The advisor has determined that there remains an ample supply of the types of municipal securities that meet the fund's investment criteria and, therefore, is extending the re-opening to all investors through the earlier of the close of business on or about August 29, 2008 or when the fund reaches $800 million in assets. Thereafter, the fund again will limit public sales of its shares to certain investors. See "Other Information - Limited Fund Offering" in your prospectus.

Accordingly, the last sentence on the front cover page of the prospectus is deleted in its entirety and replaced with the following sentence:

     "As of the earlier of the close of business on or about August 29, 2008 or when the fund reaches $800 million in assets, the fund will limit public sales of its shares to certain investors."

In addition, the second sentence of the "Other Information - Limited Fund Offering" section in your prospectus is hereby deleted in its entirety and replaced with the following sentence:

     "The advisor has determined that there is currently an ample supply of the types of securities in which the fund invests to permit the fund to re-open to all investors commencing with the start of business on March 3, 2008 through the earlier of the close of business on or about August 29, 2008 or when the fund reaches $800 million in assets."